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                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Somanetics Corporation (the "Company") on Form 10-K for the year ended November 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Bruce J. Barrett, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 3, 2003                      /s/ Bruce J. Barrett
                                              ----------------------------------
                                              Bruce J. Barrett, President and
                                              Chief Executive Officer